UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 30, 2006 (October 30, 2006)
Date of Report—(Date of earliest event reported)

PARAMOUNT ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-51518	20-2938469
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

787 7th Avenue, 48th Floor
New York, NY 10019
(Address of principal executive offices) (Zip Code)

(212) 554-4300
(Registrant’s telephone number)

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On August 25, 2006, Paramount Acquisition Corp., a Delaware corporation (“Paramount”), entered into a Contribution Agreement (the “Contribution Agreement”) among Paramount, BioValve Technologies Inc., BTI Tech, Inc., a wholly-owned subsidiary of BioValve, and Valeritas LLC (“Valeritas”).  Pursuant to the Contribution Agreement, on the closing date, subject to stockholder approval, Paramount will acquire approximately 58% of the membership units of Valeritas.

On October 30, 2006, Valeritas announced that it had appointed six initial members to serve on its Scientific Advisory Board. The initial board members include: Richard M. Bergenstal, MD, Executive Director of the International Diabetes Center; Bruce Bode, MD, Atlanta Diabetes Associates; Stephen N. Davis, MD, FRCP, Chief, Division of Diabetes, Endocrinology & Metabolism at Vanderbilt University; Steven Edelman, Professor U.C. San Diego, Founder & Director of Taking Control of Your Diabetes; Satish K. Garg, MD, Professor of Medicine and Pediatrics University of Colorado Health Sciences Center, and Jay S. Skyler, MD, MACP, Professor & Associate Director, Diabetes Research Institute, University of Miami Miller School of Medicine.

Valeritas issued a press release announcing the appointment of the members to the advisory board. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Additional Information and Where to Find It

A stockholder meeting will be announced soon to obtain stockholder approval for the Contribution Agreement.  Paramount intends to file with the Securities and Exchange Commission a proxy statement and other relevant materials in connection with the Contribution Agreement.  The proxy statement will be mailed to Paramount’s stockholders. PARAMOUNT’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE CONTRIBUTION AGREEMENT, PARAMOUNT AND VALERITAS. Investors and stockholders may obtain free copies of these materials (when they are available) and other documents filed with the SEC at the SEC’s website at www.sec.gov.  A free copy of the proxy statement when it becomes available may also be obtained from Paramount, at 787 7th Avenue, 48th Floor, New York, NY 10019.  Paramount and its officers and directors may be deemed to be participants in the solicitation of proxies from Paramount’s stockholders with respect to the Contribution Agreement.  Investors and stockholders may obtain more detailed information regarding the direct and indirect interests of Paramount and its respective executive officers and directors in the proposed Contribution Agreement by reading the proxy statement, which will be filed with the SEC.

Item 9.01                                             Financial Statements and Exhibits.

(c) Exhibits

99.1         Press Release, dated October 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT ACQUISITION CORP.

	By:	/s/ J. JAY LOBELL
Name: J. Jay Lobell
Title: Chief Executive Officer

Dated: October 30, 2006

Exhibit Index

Exhibit
No.

99.1	Press Release, dated October 30, 2006.